Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of MainGate MLP Fund, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of MainGate MLP Fund for the period ended May 31, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of MainGate MLP Fund for the stated period.

/s/ Matthew G. Mead Matthew G. Mead President & Chief Executive Officer MainGate MLP Fund	/s/ Geoffrey P. Mavar Geoffrey P. Mavar Treasurer & Chief Financial Officer MainGate MLP Fund
Dated: August 3, 2011

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by MainGate MLP Fund for purposes of Section 18 of the Securities Exchange Act of 1934.